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                                                                      EXHIBIT 23

                            MORROW SNOWBOARDS, INC.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accounts, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement No. 333-4761 on Form S-8.

                                                     Arthur Andersen LLP

Portland, Oregon
March 24, 1998